--------------------------------------------------------------------------------
CLOSED END
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Alliance World Dollar
Government Fund

Annual Report
October 31, 2002


                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice


                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------


Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.


-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------
December 20, 2002

Dear Shareholder:

This report discusses performance, investment strategy and outlook for Alliance World Dollar Government Fund (the "Fund") for the annual reporting period ended October 31, 2002.

Investment Objectives and Policies

Alliance World Dollar Government Fund is a closed-end management investment company which seeks high current income and capital appreciation. To achieve this objective, the Fund invests primarily in high-yielding, high risk debt obligations of developing countries that we expect to benefit from improving economic and credit fundamentals.

Investment Results

The following table provides investment results for the Fund for the six- and 12-month periods ended October 31, 2002. For comparison, we have included the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.

INVESTMENT RESULTS*
Periods Ended October 31, 2002

                                                       -------------------------
                                                             Total Returns
                                                       -------------------------
                                                       6 Months        12 Months
--------------------------------------------------------------------------------
Alliance World Dollar Government Fund (NAV)             -2.35%          17.66%
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus            -0.26%           7.10%
--------------------------------------------------------------------------------
The Fund's Market Price per share on October 31, 2002 was $9.55.

* The Fund's investment results represent total returns for the periods shown and are based on the Fund's net asset value (NAV) as of October 31, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

    The J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

    Additional investment results appear on pages 5-7.

The Fund solidly outperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), for the annual reporting period ended October 31, 2002. The Fund's overweight position in Russia, aided by overall security selection, was the primary source of its outperformance. Russia outperformed all other emerging markets for both the six- and 12-month periods, with bond prices supported by strong economic growth, oil exports, progress in structural reforms, and the country's greater geopolitical importance.

For the six-month period, the Fund's security selection in Mexico and overweight position in Ecuador caused the Fund to underperform its benchmark. Falling bond prices in Brazil and Ecuador had a negative influence on the


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 1


market, driving down the price of other Latin American sovereign bonds. Mexico managed to perform better than other Latin American countries, returning 4.60% for the period. Mexico's close relationship with the U.S. had both positive and negative effects on Mexican bond prices. Although imports to the U.S. helped support bond prices by providing some economic stability, the high volatility in the U.S. corporate bond market had a negative influence on Mexican bond prices.

Ecuador was the worst performing emerging market country during the six-month period, returning -25.13% as measured by the JPM EMBI+. Bond prices declined significantly as prospects for a deal with the International Monetary Fund
(IMF) were delayed. The Fund's modest overweight position, therefore, detracted from performance. We expect that the newly elected president will have difficulty delivering an IMF deal. Given this uncertainty, we have begun to reduce the Fund's allocation to Ecuador.

In Brazil, bonds declined due to economic and political uncertainty surrounding the presidential elections held in October, returning -18.54%, as measured by the JPM EMBI+, for the six-month period. The markets were concerned that an electoral victory for the left would lead to a sharp move towards populist policies, away from the fiscal discipline necessary to successfully manage the country's debt. Although we believed these fears to be exaggerated, the Fund's underweight exposure relative to the benchmark contributed positively to performance.

Market Overview

The global economic recovery stalled since our last report, led by a loss of economic momentum as a result of U.S. corporate governance scandals and the possibility of military action against Iraq. These issues encouraged more conservative behavior by businesses and investors. Global yields fell as markets and central banks responded to the prospect of weaker growth. As a result, central bank tightening, which had been under way in several countries, came to a halt.

Although U.S. economic growth surpassed expectations for the first quarter of 2002, continued weakness in the labor market, anemic business spending, and a sharp decline in equity valuations dampened prospects for a stronger and quicker economic recovery during the summer months. Second quarter growth subsequently slowed to a 1.3% annualized pace. The U.S. Federal Reserve, as a result, maintained an accommodative monetary policy with the Federal Funds rate reaching a low of 1.25% with November's 50 basis point reduction. Consumer spending, which accounts for two/thirds of Gross Domestic Product (GDP), continued to be the primary catalyst for growth spurred by low interest rates. The housing market was particularly strong as individual investors shifted assets away from the volatile equity markets.

Emerging market debt, as measured by the J.P. Morgan Emerging Markets Bond Index Plus, returned 7.10% for the annual period with a significant disparity between Latin (-5.89%) and non-Latin (32.37%) countries, due primarily to Argentina's debt default at the be-


-------------------------------------------------------------------------------
2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


ginning of the period. The worst performer in the index, Argentina, returned (-51.14%). Brazil was the only other country with negative returns for the annual period (-3.99%), with bond prices declining in the second half of the period due to political uncertainty. Mexican debt (12.47%) outperformed other Latin American countries as it is more economically aligned with the U.S. economy than Latin America.

As noted in the performance review section, Russia was the best performer within the index, returning 48.82%. Russia ended the period strongly on positive news of a possible ratings upgrade on the strength of its fiscal budget and economic growth.

Investment Strategy

We significantly increased the Fund's Mexican holdings during the period. As U.S. economic growth picks up, we expect to see growth in Mexico follow.
We maintained an overweight position in Russia throughout the period as strong oil prices, increasing domestic consumption and relative political calm improved Russia's outlook. We also added positions in Malaysia, Uruguay and South Africa.

The Fund's position in Brazil was reduced in the spring, as concerns over the country's ability to manage its debt began to rise with speculation about the presidential elections. While political transition creates uncertainty, we do not expect the newly elected president to change macroeconomic policies. We have subsequently begun rebuilding our position in Brazil, making it our second largest country weight.

Outlook

Global economic activity continues to absorb the impact of the mid-year slowdown led by U.S. economic data that indicates the U.S. economy is in a recovery stage, albeit an uneven and narrow one. Revised third quarter GDP was recently reported at 4.0%, a brisker pace than what was previously anticipated. Fiscal and monetary stimulus is working its way through the economy, most visibly in strong demand for autos and housing. However, risk aversion--brought on by financial-market losses and the threat of war with Iraq--has kept employment growth and long-term capital spending projects on hold. Eurozone data continue to show slower-than-expected growth and higher-than-desired inflation.

We expect the risk aversion to begin to unwind in the first half of 2003 when further progress is made in the U.S. economic recovery, and when uncertainty about war in Iraq has likely lifted, even if our forces continue to be engaged there. This would set the stage for improved stock and corporate bond market performance, higher Treasury yields and the broadening of economic recovery.

We expect to see higher interest rates worldwide over the next six months, however, the timing of a change in the direction of interest rates is unclear.

Over the near-term, emerging markets are likely to experience continued volatility, given global political tensions. Much of the Middle East and Turkey could be negatively impacted by action against Iraq, but oil-exporting countries would also benefit.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 3


Events in Brazil, especially the direction of policy initiatives set forth by newly elected President Luiz da Silva, will have a significant influence on market sentiment in coming months, not only for Brazil, but for most of Latin America. We currently believe that President da Silva, will pursue more centrist policies rather than the socialist policies that investors have feared. We are encouraged by the prospect that President da Silva will likely appoint a more market-friendly economic team, particularly at the ministry of finance and the central bank, that will hopefully institute the needed reforms and spending controls.

We believe economic growth will begin to accelerate in Mexico as U.S. growth picks up. A more reasonably priced peso will help oil revenues, further improving Mexico's fiscal situation.

Portfolio Management

As previously announced, Wayne D. Lyski is retiring as the person principally responsible for the day-to-day management of the Fund's portfolio, and is being succeeded in an orderly transition by a team headed by Paul J. DeNoon. Paul has been involved in running the Fund since its inception in 1992. As head of the Fund's portfolio management team since the Fund's inception in 1993, Wayne has made a profound contribution to the best interests of the Fund and its shareholders. We are deeply grateful to him.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,



/s/ John D. Carifa

John D. Carifa
Chairman



/s/ Paul J. DeNoon

Paul J. DeNoon
Vice President


[PHOTO]   John D. Carifa

[PHOTO]   Paul J. DeNoon

Paul J. DeNoon, Portfolio Manager, has over 18 years of investment experience.


-------------------------------------------------------------------------------
4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


-------------------------------------------------------------------------------
PERFORMANCE UPDATE
-------------------------------------------------------------------------------

ALLIANCE WORLD DOLLAR GOVERNMENT FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
11/30/92*--10/31/02


Alliance World Dollar Government Fund (NAV): $35,818
J.P. Morgan Emerging Markets Bond Index Plus: $31,561

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                     Alliance World Dollar         J.P. Morgan Emerging
                     Government Fund (NAV)        Markets Bond Index Plus
-------------------------------------------------------------------------------
     11/30/92*            $ 10,000                       $ 10,000
     10/31/93             $ 17,264                       $ 14,052
     10/31/94             $ 12,394                       $ 12,730
     10/31/95             $ 15,111                       $ 13,680
     10/31/96             $ 21,846                       $ 19,768
     10/31/97             $ 24,956                       $ 21,906
     10/31/98             $ 20,383                       $ 19,693
     10/31/99             $ 23,094                       $ 23,628
     10/31/00             $ 29,434                       $ 28,469
     10/31/01             $ 30,449                       $ 29,468
     10/31/02             $ 35,818                       $ 31,561

This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund at net asset value (NAV) (from 11/30/92 to 10/31/02) as compared to the performance of an appropriate benchmark. For the period 11/30/92 through 10/31/94, the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index. From 10/31/94 through 10/31/02, the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index Plus. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The J.P. Morgan Emerging Markets Bond Index and the J.P. Morgan Emerging Markets Bond Index Plus are composed of dollar-denominated restructured sovereign bonds; a large percentage of the indices are made up of Brady bonds.

When comparing Alliance World Dollar Government Fund to the index shown above, you should note that no sales charges are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.


* Closest month-end after Fund's inception date of 11/2/92.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 5


PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31


                              [BAR CHART OMITTED]


-------------------------------------------------------------------------------
   Alliance World Dollar Government Fund (NAV)--Yearly Periods Ended 10/31
-------------------------------------------------------------------------------
                       Alliance World Dollar         J.P. Morgan Emerging
                       Government Fund (NAV)       Markets Bond Index Plus
-------------------------------------------------------------------------------
     10/31/93*               72.53%                         38.66%
     10/31/94               -27.29%                         -9.41%
     10/31/95                21.92%                          7.47%
     10/31/96                44.57%                         44.50%
     10/31/97                14.24%                         10.82%
     10/31/98               -18.32%                        -10.10%
     10/31/99                13.30%                         19.98%
     10/31/00                27.46%                         20.49%
     10/31/01                 3.45%                          3.51%
     10/31/02                17.66%                          7.10%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

* The Fund's return for the period ended 10/31/93 is from the Fund's inception date of 11/2/92 through 10/31/93. The benchmark's return for the period ended 10/31/93 is from 10/31/92 through 10/31/93.


-------------------------------------------------------------------------------
6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


-------------------------------------------------------------------------------
PORTFOLIO SUMMARY
-------------------------------------------------------------------------------
October 31, 2002

INCEPTION DATE
11/2/92


PORTFOLIO STATISTICS
Net Assets ($mil): $88.7


SECURITY TYPE

     74.1% Sovereign
      3.5% Corporate Debt Obligations
      2.9% Brady Bonds
      0.7% Loan Participation                [PIE CHART OMITTED]
      0.2% Options
      0.1% Rights

     18.5% Short-Term


HOLDINGS BY ISSUER COUNTRY

     18.7% Russia
     16.1% Mexico
     16.0% Brazil
      3.3% Colombia
      3.2% Venezuela
      3.1% Panama
      3.0% Philippines
      2.3% Turkey
      1.9% Bulgaria
      1.8% Malaysia                          [PIE CHART OMITTED]
      1.6% Ukraine
      1.3% Korea
      1.2% Ecuador
      1.1% Peru
      1.1% Trinidad & Tobago
      5.8% Other

      18.5% Short-Term


All data as of October 31, 2002. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 1% weightings in the following countries:
Morocco, Dominican Republic, Tunisia, Belize, El Salvador, Jamaica, Nigeria, Uruguay, and South Africa.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 7


PORTFOLIO OF INVESTMENTS
October 31, 2002

                                             Principal
                                                Amount
                                                  (000)       U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-92.0%
Sovereign Debt Securities-87.7%
Belize-0.6%
Government of Belize
  9.50%, 8/15/12                               $   500         $   503,335
                                                               -----------
Brazil-16.6%
Federal Republic of Brazil
  11.00%, 8/17/40(a)                            16,820           9,082,800
  12.00%, 4/15/10                                2,725           1,675,875
  12.75%, 1/15/20                                1,800           1,066,500
  14.50%, 10/15/09                               4,075           2,944,188
                                                               -----------
                                                                14,769,363
                                                               -----------
Bulgaria-2.3%
Republic of Bulgaria
  8.25%, 1/15/15(b)                              1,906           2,025,125
                                                               -----------
Colombia-3.8%
Republic of Colombia
  9.75%, 4/23/09                                   175             173,687
  10.00%, 1/23/12(a)                             1,150           1,045,063
  11.75%, 2/25/20                                2,340           2,191,410
                                                               -----------
                                                                 3,410,160
                                                               -----------
Dominican Republic-0.8%
Dominican Republic
  9.50%, 9/27/06(b)                                650             690,300
                                                               -----------
Ecuador-1.4%
Republic of Ecuador
  6.00%, 8/15/30(b)(c)                           2,075             861,125
  12.00%, 11/15/12(b)                              750             403,125
                                                               -----------
                                                                 1,264,250
                                                               -----------
El Salvador-1.0%
Republic of El Salvador
  7.75%, 1/24/23(b)                                450             443,250
  8.50%, 7/25/11(b)                                425             453,687
                                                               -----------
                                                                   896,937
                                                               -----------
Jamaica-0.4%
Government of Jamaica
  11.625%, 1/15/22                                 350             384,125
                                                               -----------
Korea-1.4%
Republic of Korea
  8.875%, 4/15/08                                1,000           1,230,000
                                                               -----------



-------------------------------------------------------------------------------
8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


                                             Principal
                                                Amount
                                                  (000)       U.S. $ Value
-------------------------------------------------------------------------------
Mexico-19.0%
United Mexican States
  11.375%, 9/15/16                             $13,350         $16,854,375
                                                               -----------
Panama-3.7%
Republic of Panama
  9.375%, 7/23/12                                  200             207,500
  9.625%, 2/08/11                                  850             894,625
  10.75%, 5/15/20                                2,000           2,155,000
                                                               -----------
                                                                 3,257,125
                                                               -----------
Peru-0.2%
Republic of Peru
  9.125%, 2/21/12(b)                               200             176,500
                                                               -----------
Philippines-2.8%
Republic of the Philippines
  9.375%, 1/18/17                                  400             413,000
  9.875%, 1/15/19                                  725             717,750
  10.625%, 3/16/25                               1,325           1,364,750
                                                               -----------
                                                                 2,495,500
                                                               -----------
Russia-22.1%
Russian Federation
  5.00%, 3/31/30(a)(b)(c)                       20,200          15,440,375
Russian Ministry of Finance
  Series V
  3.00%, 5/14/08                                   950             717,250
  Series VI
  3.00%, 5/14/06(b)                              3,950           3,441,635
                                                               -----------
                                                                19,599,260
                                                               -----------
South Africa-0.6%
Republic of South Africa
  7.375%, 4/25/12                                  550             580,250
                                                               -----------
Trinidad & Tobago-1.3%
Republic of Trinidad & Tobago
  9.75%, 7/01/20(b)                              1,000           1,200,000
                                                               -----------
Tunisia-0.5%
Banque Cent De Tunisie
  7.375%, 4/25/12                                  400             413,000
                                                               -----------
Turkey-2.7%
Republic of Turkey
  11.75%, 6/15/10                                1,700           1,674,500
  11.875%, 1/15/30                                 725             681,500
                                                               -----------
                                                                 2,356,000
                                                               -----------


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 9


                                             Principal
                                                Amount
                                                  (000)       U.S. $ Value
-------------------------------------------------------------------------------
Ukraine-1.9%
Government of Ukraine
  11.00%, 3/15/07(b)                           $ 1,617         $ 1,664,701
                                                               -----------
Uruguay-0.8%
Republic of Uruguay
  7.625%, 1/20/12                                  300             135,450
  7.875%, 7/15/27                                  300             130,125
  8.75%, 6/22/10                                   850             412,250
                                                               -----------
                                                                   677,825
                                                               -----------
Venezuela-3.8%
Republic of Venezuela
  9.25%, 9/15/27(a)(d)                           4,900           3,381,000
                                                               -----------
Total Sovereign Debt Securities
  (cost $68,218,874)                                            77,829,131
                                                               -----------
Non-Collateralized Brady Bonds-2.6%
Brazil-1.5%
Federal Republic of Brazil
  C-Bonds
  8.00%, 4/15/14                                 2,186           1,278,665
                                                               -----------
Peru-1.1%
Republic of Peru FLIRB
  4.00%, 3/07/17(b)(c)                             200             131,000
Republic of Peru PDI FRN
  4.50%, 3/07/17(b)(c)                           1,225             888,125
                                                               -----------
                                                                 1,019,125
                                                               -----------
Total Non-Collateralized Brady Bonds
  (cost $2,400,276)                                              2,297,790
                                                               -----------
Collateralized Brady Bond(e)-0.9%
Nigeria-0.9%
Central Bank of Nigeria
  Series WW
  6.25%, 11/15/20(f)
  (cost $864,173)                                1,250             775,000
                                                               -----------



-------------------------------------------------------------------------------
10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


                                         Contracts(g),
                                          or Principal
                                                Amount
                                                  (000)       U.S. $ Value
-------------------------------------------------------------------------------
Loan Participation-0.8%
Morocco-0.8%
Kingdom of Morocco
  Loan Participation FRN
  Series A
  2.563%, 1/01/09
  (cost $553,383)                               $  801         $   708,991
                                                               -----------
Total Sovereign Debt Obligations
  (cost $72,036,706)                                            81,610,912
                                                               -----------
CORPORATE DEBT OBLIGATIONS-4.2%
Banco Nac Desenv Bondes
  6.50%, 6/15/06(b)                                900             603,000
Hanvit Bank, SA
  12.75%, 3/01/10(b)                               150             177,188
Petrobras International Finance
  9.875%, 5/09/08                                  500             416,250
Petroliam Nasional Berhd
  7.625%, 10/15/26(b)                              450             451,125
Petronas Capital, Ltd.
  7.875%, 5/22/22(b)                             1,300           1,349,776
Philippine Long Distance Telephone Co.
  11.375%, 5/15/12                                 750             692,805
                                                               -----------
Total Corporate Debt Obligations
  (cost $3,720,229)                                              3,690,144
                                                               -----------
CALL OPTIONS PURCHASED(h)-0.2%
Brazil-0.2%
Federal Republic of Brazil
  C-Bonds
  8.00%, 4/15/14
  expiring November '02 @ $49.625                1,909             166,056
  expiring November '02 @ $54.125                  493              24,628
                                                               -----------
                                                                   190,684
                                                               -----------
Venezuela-0.0%
Republic of Venezuela
  9.25%, 9/15/27
  expiring November '02 @ $66.75                   800              20,000
  expiring November '02 @ $69.60                   925               3,700
                                                               -----------
                                                                    23,700
                                                               -----------
Total Call Options Purchased
  (cost $121,976)                                                  214,384
                                                               -----------



-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 11


                                         Contracts(g),
                                             Shares or
                                             Principal
                                                Amount
                                                  (000)       U.S. $ Value
-------------------------------------------------------------------------------
RIGHTS & WARRANTS(h)-0.0%
Mexico-0.0%
United Mexican States
  Rights, expiring 6/30/03                  13,200,000        $     54,120
                                                              ------------
Venezuela-0.0%
Republic of Venezuela
  Warrants, expiring 4/15/20                    20,599                  -0-
                                                              ------------
Total Rights & Warrants
  (cost $0)                                                         54,120
                                                              ------------
SHORT-TERM INVESTMENT-22.0%
Time Deposit-22.0%
Bank of New York
  1.50%, 11/01/02
  (cost $19,500,000)                          $ 19,500          19,500,000
                                                              ------------
Total Investments-118.4%
  (cost $95,378,911)                                           105,069,560
                                                              ------------
CALL OPTION WRITTEN(h)-0.0%
Venezuela-0.0%
Republic of Venezuela
  9.25%, 9/15/27
  expiring December '02 @ $67.60
  (premiums received $16,800)                      800             (14,400)
                                                              ------------
Total Investments, Net of Outstanding
Call Option Written-118.4%
  (cost $95,362,111)                                           105,055,160
Other assets less liabilities-(18.4)%                          (16,319,996)
                                                              ------------
Net Assets-100%                                               $ 88,735,164
                                                              ============


-------------------------------------------------------------------------------
12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


(a) Positions with an aggregate market value of $21,339,947 have been segregated to collateralize reverse repurchase agreements.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, these securities amounted to $30,400,037 or 34.3% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate was in effect at October 31, 2002.

(d) Security on which the option is written (the principal amount subject to call has an aggregate market value of $552,000).

(e) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(f) Security trades with oil warrants expiring November 15, 2020. As of October 31, 2002, the Fund holds 1,750 oil warrants.

(g) One contract relates to principal amount of 1,000 unless otherwise indicated.

(h)  Non-income producing security.

     Glossary of Terms:
     FLIRB - Front Loaded Interest Reduction Bond
     FRN   - Floating Rate Note
     PDI   - Past Due Interest

See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 13


-------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
October 31, 2002

Assets
Investments in securities, at value (cost $95,378,911)            $105,069,560
Cash                                                                   372,373
Receivable for investment securities sold                            2,902,175
Interest receivable                                                  1,784,700
Total assets                                                       110,128,808

Liabilities
Reverse repurchase agreements                                       19,786,539
Unrealized depreciation of interest rate swap contract                  92,050
Outstanding call option written, at value
  (premiums received $16,800)                                           14,400
Dividends payable                                                      711,204
Payable for investment securities purchased                            569,250
Advisory fee payable                                                    78,682
Administrative fee payable                                              11,803
Accrued expenses                                                       129,716
Total liabilities                                                   21,393,644
Net Assets                                                        $ 88,735,164

Composition of Net Assets
Capital stock, at par                                             $     88,901
Additional paid-in capital                                         117,469,708
Distributions in excess of net investment income                      (739,577)
Accumulated net realized loss on investment
  transactions                                                     (37,684,867)
Net unrealized appreciation of investments                           9,600,999
                                                                  $ 88,735,164

Net Asset Value Per Share
  (based on 8,890,052 shares outstanding)                               $ 9.98


See notes to financial statements.


-------------------------------------------------------------------------------
14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Year Ended October 31, 2002

Investment Income
Interest                                                           $11,054,592

Expenses
Advisory fee                                   $   889,874
Custodian                                          146,115
Administrative fee                                 133,481
Audit and legal                                    107,057
Printing                                            78,960
Transfer agency                                     39,050
Directors' fees                                     31,079
Miscellaneous                                       34,401
Total expenses before interest                   1,460,017
Interest expense                                   202,116
Total expenses                                                       1,662,133
Net investment income                                                9,392,459

Realized and Unrealized
Gain (Loss) on Investment Transactions:
Net realized gain (loss) on:
  Investments                                                       (4,247,061)
  Written option                                                       289,210
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        9,128,634
  Written option                                                        (8,650)
  Swap contract                                                       (109,990)
Net gain on investment                                               5,052,143

Net Increase in Net Assets from Operations                         $14,444,602


See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 15


-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                Year Ended          Year Ended
                                                October 31,         October 31,
                                                      2002                2001
                                                -----------         ----------
Increase (Decrease) in Net Assets
from Operations
Net investment income                          $ 9,392,459         $11,740,009
Net realized loss on investment
  transactions                                  (3,957,851)         (7,289,408)
Net change in unrealized
  appreciation/depreciation
  of investments                                 9,009,994          (1,191,781)
Net increase in net assets from operations      14,444,602           3,258,820

Dividends and Distributions to
Shareholders from
Net investment income                           (9,392,459)        (11,740,009)
Distributions in excess of net
  investment income                               (179,540)           (632,135)
Tax return of capital                              (96,145)                 -0-

Common Stock Transactions
Reinvestment of dividends resulting in
  issuance of Common Stock                       1,480,551           1,971,460
Total increase (decrease)                        6,257,009          (7,141,864)

Net Assets
Beginning of period                             82,478,155          89,620,019
End of period                                  $88,735,164         $82,478,155


See notes to financial statements.


-------------------------------------------------------------------------------
16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


-------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
-------------------------------------------------------------------------------
Year Ended October 31, 2002

Increase (Decrease) in Cash from:
Operating Activities:
Interest received                              $ 9,508,421
Interest expense paid                             (149,729)
Operating expenses paid                         (1,681,188)

Net increase in cash from operating
  activities                                                       $ 7,677,504

Investing Activities:
Proceeds from disposition of long-term
  portfolio investments                        189,012,869
Purchase of long-term portfolio
investments                                   (175,309,380)
Purchase of short-term portfolio
investments, net                               (14,309,646)
Net decrease in cash from investing
  activities                                                          (606,157)

Financing Activities:*
Increase in reverse repurchase agreements        1,497,183
Cash dividends paid                             (8,438,321)
Net decrease in cash from financing
  activities                                                        (6,941,138)
Net increase in cash                                                   130,209
Cash at beginning of period                                            242,164
Cash at end of period                                              $   372,373

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets from
  operations                                                       $14,444,602

Adjustments:
Increase in interest receivable                $   (49,515)
Net realized loss on investments                 3,957,851
Net change in unrealized appreciation/
  depreciation of investments                   (9,009,994)
Accretion of bond discount and
amortization of bond premium                    (1,496,656)
Increase in interest payable                        52,387
Decrease in accrued expenses                      (221,171)
Total adjustments                                                   (6,767,098)
Net increase in cash from operating
  activities                                                       $ 7,677,504


* Non-cash financing activities not included herein consist of the reinvestment of dividends.

   See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 17


-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
October 31, 2002

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.


-------------------------------------------------------------------------------
18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to the tax return of capital and tax character of premium on debt securities resulted in a net decrease in distributions in excess of net investment income, an increase in accumulated net realized loss on investment transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

5. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis whether the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

6. Change in Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $45,793 decrease in cost of investments and a corresponding $45,793 increase in net unrealized appreciation, based on investments owned by the Fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002, was to decrease net investment income by $100,471, decrease net unrealized appreciation of investments by $17,420, and decrease net realized loss on investment transactions by $117,891. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting principle.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 19


Under the terms of the Administration Agreement, the Fund pays the Adviser a fee at an annual rate of .15 of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. The Adviser provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, where the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 2002, the Fund reimbursed AGIS $2,123, relating to shareholder servicing costs.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $174,572,130 and $173,736,832, respectively, for the year ended October 31, 2002. There were no purchases or sales of U.S. government obligations for the year ended October 31, 2002.

At October 31, 2002, the cost of investments for federal income tax purposes was $97,403,849. Accordingly, gross unrealized appreciation of investments was $10,468,081 and gross unrealized depreciation of investments was $2,802,370 resulting in net unrealized appreciation of $7,665,711 (excluding the written options and swap contract).

1. Options Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in deter-


-------------------------------------------------------------------------------
20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


mining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended October 31, 2002 were as follows:


                                                 Number of            Premiums
                                                 Contracts            Received
                                                ----------            ---------

Options outstanding at beginning of year                -0-           $     -0-
Options written                                 25,417,564             339,170
Options terminated in closing purchase
transactions                                    (5,250,000)            (91,310)
Options expired                                (19,367,564)           (231,060)

Options outstanding at October 31, 2002            800,000            $ 16,800

2. Interest Rate Swap Agreements

The Fund enters into interest rate swap agreements to protect itself from interest rate fluctuations on certain underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net unrealized appreciation or depreciation of investments. Realized gains and/or losses from terminated swap contracts are included in net realized gain or loss on investment transactions.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 21


At October 31, 2002, the Fund had an outstanding interest rate swap contract with the following terms:

                                                  Rate Type
                                             ----------------------
                                                          Payments
                                              Payments    received
   Swap            Notional     Termination   made by     by the    Unrealized
Counterparty        Amount         Date       the Fund     Fund    Depreciation
-------------------------------------------------------------------------------
Morgan Guaranty  US$ 7,320,640    1/1/09       LIBOR#     6.8526%     $92,050

NOTE D

Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 were as follows:

                                                2002                 2001
                                           --------------       ---------------
Distributions paid from:
Ordinary income                              $9,822,727          $11,410,212

Total taxable distributions                   9,822,727           11,410,212
Tax return of capital                            96,145                   -0-

Total distributions paid                     $9,918,872(a)       $11,410,212(a)


As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $ (35,688,302)(b)
Unrealized appreciation/(depreciation)                            7,576,061(c)
Total accumulated earnings/(deficit)                          $ (28,112,241)


(a) Total distributions paid differ from the statement of changes in net assets because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2002, the Fund had a net capital loss carryforward of $35,688,302 of which $25,961,582 expires in the year 2007, $5,388,928 expires in the year 2009 and $4,337,792 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(c) The difference between book-basis and tax-basis unrealized appreciation/ (depreciation)is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.


#  LIBOR (London Interbank Offered Rate).


-------------------------------------------------------------------------------
22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


NOTE E

Capital Stock

There are 100,000,000 shares of $0.01 par value Common Stock authorized. Of the 8,890,052 shares outstanding at October 31, 2002, the Adviser owned 7,200 shares. During the years ended October 31, 2002 and October 31, 2001, the Fund issued 145,216 and 172,675 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended October 31, 2002, the average amount of reverse repurchase agreements outstanding was approximately $11,599,991 and the daily weighted average interest rate was 1.71%.

As of October 31, 2002, the Fund had entered into the following reverse repurchase agreements:


     Amount             Broker         Interest Rate        Maturity
  -------------    ----------------    -------------    -----------------
   $  671,499      Lehman Brothers         1.25%        December 31, 2002
   $3,430,314      Lehman Brothers         1.65%        November 6, 2002
   $8,750,242      Lehman Brothers         1.65%        November 6, 2002
   $6,934,484      Morgan Stanley          1.85%        December 31, 2002


NOTE G

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks, which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.

The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 23


-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                            Year Ended October 31,
                                           -------------------------------------------------------
                                              2002(a)     2001        2000        1999        1998
                                           -------------------------------------------------------
Net asset value,
beginning of period                          $9.43      $10.45       $9.36      $10.22      $16.03
Income From Investment Operations
Net investment income(b)                      1.06        1.36        1.21        1.26        1.47
Net realized and unrealized
  gain (loss) on investment
  transactions                                0.59        (.95)       1.20         .08       (3.57)
Net increase (decrease) in
  net asset value from operations             1.65         .41        2.41        1.34       (2.10)

Less: Dividends and Distributions
Dividends from net investment income         (1.07)      (1.36)      (1.21)      (1.26)      (1.65)
Distributions in excess of
  net investment income                       (.02)       (.07)       (.11)       (.16)         -0-
Tax return of capital                         (.01)         -0-         -0-       (.04)         -0-
Distributions from net realized
  gain on investments                           -0-         -0-         -0-         -0-      (2.06)
Distributions in excess of
  net realized gain on
  investments                                   -0-         -0-         -0-       (.74)         -0-
Total dividends and distributions            (1.10)      (1.43)      (1.32)      (2.20)      (3.71)
Net asset value, end of period               $9.98       $9.43      $10.45       $9.36      $10.22
Market value, end of period                  $9.55      $10.10     $10.375      $9.625     $12.625

Total Return
Total investment return based on:(c)
  Market value                                5.16%      11.51%      22.99%      (5.64)%      1.91%
  Net asset value                            17.66%       3.45%      27.46%      13.30%     (18.32)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                          $88,735     $82,478     $89,620     $79,744     $82,950
Ratio to average net assets of:
  Expenses                                    1.87%       3.21%       1.56%       1.76%       1.52%
  Expenses, excluding interest expense        1.64%       1.65%       1.56%       1.76%       1.52%
  Net investment income                      10.55%      13.05%      13.07%      13.46%      10.54%
Portfolio turnover rate                        197%        202%        458%        435%        264%


See footnote summary on page 25.


-------------------------------------------------------------------------------
24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain on investments per share by $0.02, and decrease the ratio of net investment income to average net assets from 10.67% to 10.55%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 25


-------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Alliance World Dollar Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2002, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund, Inc. at October 31, 2002, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


New York, New York
December 12, 2002


-------------------------------------------------------------------------------
26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


-------------------------------------------------------------------------------
ADDITIONAL INFORMATION
-------------------------------------------------------------------------------
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 27


-------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS
-------------------------------------------------------------------------------

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

Brady bonds

U.S. dollar-denominated bonds that are issued by emerging market countries, particularly markets in Latin America, and collateralized by U.S. Treasury zero-coupon bonds.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


-------------------------------------------------------------------------------
ALLIANCE CAPITAL
-------------------------------------------------------------------------------
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 9/30/02.


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ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 29


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BOARD OF DIRECTORS
-------------------------------------------------------------------------------

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

-------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar

PFPC Global Fund Services, Inc.
101 Federal Street
Boston, MA 02110

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


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30 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


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MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                   PORTFOLIOS
                                                                                     IN FUND          OTHER
    NAME, AGE OF                           PRINCIPAL                                 COMPLEX      DIRECTORSHIPS
 DIRECTOR, ADDRESS                        OCCUPATION(S)                             OVERSEEN BY       HELD BY
(YEARS OF SERVICE*)                    DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR**

John D. Carifa, **, 57             President, Chief Operating Officer and a              114            None
1345 Avenue of the                 Director of Alliance Capital Management
Americas New York,                 Corporation ("ACMC"), with which he
NY 10105                           has been associated with since prior to 1997.
(10)

DISINTERESTED DIRECTORS

Ruth Block, #+, 72                 Formerly an Executive Vice President and              93             None
P.O. Box 4623                      Chief Insurance Officer of The Equitable
Stamford, CT 06903                 Life Assurance Society of the United States;
(10)                               Chairman and Chief Executive Officer of Evlico
                                   formerly a Director of Avon, BP Amoco
                                   Corporation (oil and gas), Ecolab
                                   Incorporated (specialty chemicals), Tandem
                                   Financial Group, and Donaldson Lufkin &
                                   Jenrette Securities Corporation.

David H. Dievler, #+, 73           Independent consultant. Until December                98             None
P.O. Box 167                       1994 he was Senior Vice President of
Spring Lake, NJ 07762              ACMC responsible for mutual fund
(10)                               administration. Prior to joining ACMC
                                   in 1984 he was Chief Financial Officer of
                                   Eberstadt Asset Management since 1968.
                                   Prior to that he was a Senior Manager at
                                   Price Waterhouse & Co. Member of
                                   American Institute of Certified Public
                                   Accountants since 1953.

John H. Dobkin, #+, 60             Consultant. Formerly a Senior Advisor                 94             None
P.O.Box 12                         from June 1999--June 2000 and
Annadale, NY 12504                 President of Historic Hudson Valley
(10)                               (December 1989--May 1999). Previously,
                                   Director of the National Academy of
                                   Design and during 1988-92, he was Director
                                   and Chairman of the Audit Committee of
                                   ACMC.

William H. Foulk, Jr., #+, 70      Investment Adviser and an independent                 110            None
2 Soundview Drive                  consultant. He was formerly Senior
Suite 100                          Manager of Barrett Associates, Inc., a
Greenwich, CT 06830                registered investment adviser, with
(10)                               which he had been associated since prior
                                   to 1997. He was formerly Deputy
                                   Comptroller of the State of New York and,
                                   prior thereto, Chief Investment Officer of
                                   the New York Bank for Savings.



-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 31



                                                                                   PORTFOLIOS
                                                                                     IN FUND          OTHER
    NAME, AGE OF                           PRINCIPAL                                 COMPLEX      DIRECTORSHIPS
 DIRECTOR, ADDRESS                        OCCUPATION(S)                             OVERSEEN BY       HELD BY
(YEARS OF SERVICE*)                    DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Dr. James M. Hester, #+, 78        President of the Harry Frank Guggenheim               11             None
25 Cleveland Lane                  Foundation, with which he has been
Princeton, NJ 08540                associated since prior to 1997. Formerly
(10)                               President of New York University
                                   and the New York Botanical Garden,
                                   Rector of the United Nations University
                                   and Vice Chairman of the Board of the
                                   Federal Reserve Bank of New York.

Clifford L. Michel, #+ 63          Senior Counsel of the law firm of Cahill              93             Placer
15 St. Bernard's Road              Gordon & Reindel since February 2001                                Dome Inc.
Gladstone, NJ 07934                and a partner of that firm for more than
(10)                               twenty-five years prior thereto. He is
                                   President and Chief Executive Officer of
                                   Wenonah Development Company (investments
                                   and a Director of Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68         Senior Counsel at the law firm of Orrick,             92             None
98 Hell's Peak Road                Herrington & Sutcliffe since prior to 1997.
Weston, VT 05161                   Formerly a senior partner and a member of
(6)                                the Executive Committee of that firm. He
                                   was also a member and Chairman of the
                                   Municipal Securities Rulemaking Board
                                   and Trustee of the Museum of the City of
                                   New York.



*  There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.


-------------------------------------------------------------------------------
32 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

                                      POSITION(S)                          PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE              HELD WITH FUND                         DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------

Wayne D. Lyski, 61              President                         Executive Vice President of ACMC,**
                                                                  with which he has been associated since
                                                                  prior to 1997.

Kathleen A. Corbet, 42          Senior Vice President             Executive Vice President of ACMC,**
                                                                  with which she has been associated since
                                                                  prior to 1997.

Paul J. DeNoon, 40              Vice President                    Senior Vice President of ACMC,** with
                                                                  which he has been associated since prior
                                                                  to 1997.

Edmund P. Bergan, Jr., 52       Secretary                         Senior Vice President and General
                                                                  Counsel of Alliance Fund Distributors,
                                                                  Inc. ("AFD") ** and Alliance Global
                                                                  Investor Services Inc. ("AGIS"), ** with
                                                                  which he has been associated since prior
                                                                  to 1997.

Mark D. Gersten, 52             Treasurer and Chief               Senior Vice President of AGIS,** with
                                Financial Officer                 which he has been associated since prior
                                                                  to 1997.

Vincent S. Noto, 38             Controller                        Vice President of AGIS, ** with which he
                                                                  has been associated since prior to 1997.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AFD and AGIS are affiliates of the Fund.

-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 33


-------------------------------------------------------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
-------------------------------------------------------------------------------

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


-------------------------------------------------------------------------------
34 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


SUMMARY OF GENERAL
INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day, under the designation "Alliance Wrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call PFPC Global Fund Services at (800) 331-1710.


-------------------------------------------------------------------------------
Alliance World Dollar Government Fund o 35


NOTES


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36 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


Alliance World Dollar Government Fund
1345 Avenue of the Americas
New York, NY 10105


Alliance Capital [LOGO](R)
The Investment Professional's Choice


(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.


WDGAR1002